SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                               ------------------

                       INFORETECH WIRELESS TECHNOLOGY INC.
             (Exact name of Registrant as specified in its charter)

             Nevada                                       88-0350120
(State or other jurisdiction                      (I.R.S. Employee I.D. Number)
of incorporation or organization)


         Suite 214, 550 - 152nd Street, Surrey, British Columbia V35-8E7
 -------------------------------------------------------------------------------
           (Address of Principal Executive Office, including Zip Code)

             2000 STOCK OPTION PLAN AND 2001 STOCK COMPENSATION PLAN
                          (Full title of the agreement)

                                 (604) 576-7442
          (Telephone number, including area code, of agent for service)

                                   Copies to:
                             David L. Ficksman, Esq.
                                 Loeb & Loeb LLP
                      10100 Santa Monica Blvd., Suite 2200
                          Los Angeles, California 90067
                                 (310) 282-2350

                         CALCULATION OF REGISTRATION FEE

========================== ================= ========================= ======================= ===================

                                             Proposed maximum          Proposed maximum        Amount of
Title of securities to     Amount to be      offering price            aggregate offering      registration
be registered              registered(1)     per unit(2)               price                   fee
-------------------------- ----------------- ------------------------- ----------------------- -------------------

Class A Common Equity      24,900,000        .061                      $1,518,900              $139.73
Voting  Stock
========================== ================= ========================= ======================= ===================

 (1) This Registration Statement shall also cover any additional shares of Class A Common Equity Voting Stock which becomes issuable under the Plan being registered pursuant to this Registration Statement by reason of any stock dividend, stock split, recapitalization or any other similar transaction effected without the receipt of consideration which results in an increase in the number of the Registrant's outstanding shares of Class A Common Equity Voting Stock.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) and (h), based on the average of the high and low prices on August 29, 2002.

                             INTRODUCTORY STATEMENT

                  This Registration Statement is being filed with respect to securities of the same class and issuable under the same employee benefit plans as the securities of the same class and issuable under the same employee benefit plans as the securities for which the Registrant filed a Registration Statement on Form S-8 with the Securities and Exchange Commission on November 14, 2001, File No.333-73298, the contents of which are incorporated by reference herein.


PART I.  INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

Item 1.           Plan Information

                  The information required by Part I, Item 1 is included in the Inforetech Wireless Technology, Inc. 2000 Stock Option Plan and the 2001 Stock Compensation Plan as amended by the First Amendment to the 2001 Stock Compensation Plan, copies of which have been or will be sent to current and future participants as required by Rule 428 (b) (1) of the Securities Act of 1933, as amended (the "Securities Act").

Item 2.           Registration Information and Employee Plan Annual Information

                  Copies of the documents referenced in Item 1 and those incorporated by reference in Item 3 of Part II are available without charge to plan participants by contacting the Chief Executive Officer, Inforetech Wireless Technology, Inc., Inforetech Wireless Technology, Inc. 5500-152nd Street, Suite 214, Surrey, BC Canada V35 8E7 telephone: (604) 576-7442.

PART II. INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.           Incorporation of Documents by Reference

                  The following documents previously filed by us with the Securities and Exchange Commission pursuant to the Exchange Act are incorporated herein by reference:

     (a) Annual  Report,  Form  10K-SB as filed with the  Commission  on May 22,
     2002;

     (b) Current Report, Form 8-K and Form 8-K/A reporting changes in our certified public accountants as filed with the Commission on August 20, 2002, July 31, 2002 and June 25, 2002;

     (c) Quarterly Reports, Form 10-QSB for the quarterly periods ended March 31, 2002 and June 30, 2002 as filed with the Commission May 5, 2002 and August 8, 2002 respectively;

     (d) The description of our Class A Common Stock contained in our registration statement filed with the Commission under Section 12 of the Exchange Act, as amended, including any amendment or report filed for the purpose of updating such description.

All documents subsequently filed by us pursuant to Sections 13 (a), 13 (c), 14 or 15 (d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all shares offered hereunder have been sold or deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing such documents.

         The information contained in Items 4, 5, 6, and of Part II of the Registration Statement on Form S-8 filed November 14, 2001, File No. 333-73298 is incorporated by reference herein.



         Item 8.  Exhibits.

Exhibit No.

4.1 2000 Stock Option Plan (incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-8 File No. 333-73298 filed on November 11, 2001).

4.2 2001 Stock Compensation Plan (incorporated by reference to Exhibit 4.2 to the Company's Registration Statement on Form S-8 File No. 333-73298 filed on November 11, 2001).

4.3       Amendment No. 1 to 2001 Stock Compensation Plan

5.1       Opinion of Loeb & Loeb LLP (including consent)

23.1      Consent of Loeb & Loeb LLP (included in Exhibit 5.1)

23.2      Consent of Sherb & Co., LLP



            The Exhibit Index immediately preceding the exhibits is incorporated herein by reference.

         SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Surrey, British Columbia on August 30, 2002.



                               INFORETECH WIRELESS TECHNOLOGY, INC.


                      By:  /s/ Robert C. Silzer, Sr.
                               -------------------------
                               Robert C. Silzer, Sr.
                               Chief Executive Officer



         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



    Signature                     Title                              Date

/s/ Robert C. Silzer, Sr.    Chief Executive Officer, Chief      August 30, 2002
-------------------------    Financial Officer and sole
    Robert C. Silzer, Sr.    Director

                                  EXHIBIT INDEX



Exhibit No.         Description

4.1 2000 Stock Option Plan (incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-8 File No. 333-73298 filed on November 11, 2001).

4.2 2001 Stock Compensation Plan (incorporated by reference to Exhibit 4.2 to the Company's Registration Statement on Form S-8 File No. 333-73298 filed on November 11, 2001).

4.3       Amendment No. 1 to 2001 Stock Compensation Plan

5.1       Opinion of Loeb & Loeb LLP (including consent)

23.1      Consent of Loeb & Loeb LLP (included in Exhibit 5.1)

23.2      Consent of Sherb & Co., LLP